UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): November 1, 2007

CONSTAR INTERNATIONAL INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-16496

DE	13-1889304
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, PA 19154-4599

(Address of Principal Executive Offices, Including Zip Code)

215.552.3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2007, the Compensation Committee of the Board of Directors of Constar International Inc. (the “Company”) approved amendments to the Company’s Supplemental Executive Retirement Plan (the “SERP”). The amendments to the SERP were made to bring the SERP into compliance with Internal Revenue Code Section 409A (“Section 409A”), and include such amendments as revisions to the definition of a change in control; a requirement that payments made upon a separation from service be delayed for six months if required by Section 409A; the addition of forms of benefit payments which the participants may elect to receive at any time before benefit commencement; and changes to the timing of benefit distributions. The foregoing is not a complete description of the amendments to the SERP. The full text of the amended SERP is filed as Exhibit 10.35a to this Report on Form 8-K and is incorporated herein by reference.

On October 31, 2007, the Compensation Committee of the Company’s Board of Directors approved amendments to the Company’s Annual Incentive and Management Stock Purchase Plan (the “MSPP”). The amendments to the MSPP were made to bring the MSPP into compliance with Section 409A, and include revisions to the definition of disability; a requirement that payments made upon a termination of service be delayed for at least six months if required by Section 409A; and restrictions on voluntary further deferrals by participants in the MSPP. In addition, the MSPP was amended to specify that the number of restricted stock units that may be awarded in respect of any bonus will be determined by dividing the bonus amount by the Company’s closing stock price on the second trading day after the Company’s next earnings release following the bonus award. The foregoing is not a complete description of the amendments to the MSPP. The full text of the amended MSPP is filed as Exhibit 10.36a to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 1, 2007, the Board of Directors of the Company amended Article IV of the Company’s Amended and Restated Bylaws to allow for the issuance of uncertificated shares. The Bylaws were amended in order for the Company to become eligible to participate in a Direct Registration Program, whereby shares are uncertificated and represented by electronic record, as required by NASDAQ rules.

The text of Article IV as amended is filed as Exhibit 3.3 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.3	Amendment to Article IV of the Amended and Restated Bylaws.

10.35a	Constar International Inc. Supplemental Executive Retirement Plan (as amended and restated effective January 1, 2008).

10.36a	Constar International Inc. Annual Incentive and Management Stock Purchase Plan (as amended and restated effective January 1, 2008).

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CONSTAR INTERNATIONAL INC.

Date: November 6, 2007	By:	/s/ Walter S. Sobon
Walter S. Sobon
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.3	Amendment to Article IV of the Amended and Restated Bylaws.

10.35a	Constar International Inc. Supplemental Executive Retirement Plan (as amended and restated effective January 1, 2008)

10.36a	Constar International Inc. Annual Incentive and Management Stock Purchase Plan (as amended and restated effective January 1, 2008)